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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2001

CENTENNIAL FIRST FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

California (State or other Jurisdiction of Incorporation)	000-29105 (Commission File Number)	91-1995265 (I.R.S. Employer Identification No.)
218 E. State Street, Redlands, California (Address of principal executive offices)	92373 (Zip Code)

(909) 798-3611
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.  OTHER ITEMS

    See attached press release.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTENNIAL FIRST FINANCIAL SERVICES
November 13, 2001	By:	/s/ BETH SANDERS Beth Sanders Executive Vice President Chief Financial Officer

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SIGNATURES